CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment to the registration statement on Form N-4 (the "Registration Statement") of our report dated March 30, 2001, relating to the financial statements of the Prudential Qualified Individual Variable Contract Account, which appears in such Statement of Additional Information.

We also consent to the use in the Statement of Additional Information constituting part of this Registration Statement of our report dated March 13, 2001, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Statement of Additional Information.

We also consent to the reference to us under the heading "Experts" in the Statement of Additional Information.




/s/ PricewaterhouseCoopers  LLP
-------------------------------

New York, New York
April 23, 2001